ICOWORKS, INC. AND SUBSIDIARIES
(formerly TradeZap, Inc.)

CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)

JUNE 30, 2002

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Stockholders
Icoworks, Inc.

We have audited the accompanying consolidated balance sheets of Icoworks, Inc. and Subsidiaries as of June 30, 2002 and 2001, and the related consolidated statements of operations, stockholders equity (deficiency) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Bingo.com, Inc. and Subsidiaries as of June 30, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has continued to incur operating losses, has used, rather than provided, cash from operations and has an accumulated deficit of $1,831,347. These factors, and others, raise substantial doubt about the Company's ability to continue as a going concern. The ability of the Company to continue operations is subject to its ability to secure additional capital to meet its obligations and to fund operations. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Dohan & Company, CPA.'s

Miami, Florida
June 25, 2003

ICOWORKS, INC. AND SUBSIDIARIES
(formerly TradeZap, Inc)
CONSOLIDATED BALANCE SHEETS
(Expressed in U.S. Dollars)
AS AT JUNE 30

	2002	2001

ASSETS

Current assets
Cash and cash equivalents	$134,524	$1,269
Marketable securities	9,759	-
Accounts receivable, less allowance of $Nil (2001 - $Nil)	105,698	-
Income taxes recoverable	22,788	-
Inventory	9,695	-
Prepaid expenses	5,461	-
Deferred bonus (Note 4)	56,686	-
Deferred tax assets less valuation allowance of $730,635 (2001 - $339,228)	-	-

Total current assets	344,611	1,269

Equipment (Note 5)	70,740	2,988

Trust assets	24,373	-

Customer list (Note 4)	430,410	-

Total assets	$870,134	$4,257

- continued -

The accompanying notes are an integral part of these consolidated financial statements.

ICOWORKS, INC. AND SUBSIDIARIES
(formerly TradeZap, Inc)
CONSOLIDATED BALANCE SHEETS
(Expressed in U.S. Dollars)
AS AT JUNE 30

	2002	2001

Continued…

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY IN ASSETS)

Current liabilities
Accounts payable and accrued liabilities	$301,548	$177,572
Due to related parties (Note 6)	282,228	113,941

Total current liabilities	583,776	291,513

Trust liabilities	24,373	-

Total liabilities	608,149	291,513

Contingent liability (Note 10)

Commitments (Note 11)

Stockholders' equity (deficiency in assets)
Common stock (Note 7)
Authorized
100,000,000 common shares with a par value of $0.001
Issued and outstanding
6,207,900 common shares (2001 – 3,965,500)	6,208	3,966
Additional paid-in capital (Note 7)	2,087,177	565,792
Accumulated other comprehensive loss	(53)	-
Deficit	(1,831,347)	(857,014)

Total stockholders' equity (deficiency in assets)	261,985	(287,256)

Total liabilities and stockholders' equity (deficiency in assets)	$870,134	$4,257

History and organization of the Company (Note 1)

The accompanying notes are an integral part of these consolidated financial statements.

ICOWORKS, INC. AND SUBSIDIARIES
(formerly TradeZap, Inc)
CONSOLIDATED STATEMENTS OF OPERATIONS
(Expressed in U.S. Dollars)
FOR THE YEARS ENDED JUNE 30

	2002	2001

SALES	$967,596	$-
COST OF SALES	683,086	-
GROSS MARGIN	284,510	-

EXPENSES
Advertising	21,502	-
Amortization of customer list	103,892	-
Amortization of deferred bonus	18,895	-
Bank charges and interest	22,110	-
Business development	-	257,970
Consulting	81,497	2,500
Depreciation	21,628	272
Entertainment and promotion	43,103	-
Financing fees	92,741	-
Management fees	150,000	96,000
Office and miscellaneous	11,977	5,947
Professional fees	152,972	47,904
Rent	88,081	-
Salaries and wages	158,509	-
Telephone and utilities	33,521	-
Travel and related	40,458	20,075
Website design and maintenance	341,210	81,613
	(1,382,096)	(512,281)

Loss before other items and income taxes	(1,097,586)	(512,281)

OTHER ITEMS
Foreign exchange gain (loss)	2,358	(2,175)
Reversal of contingent liability (Note 10)	63,530	-
Write down of plant and equipment	(1,215)	-
Gain on settlement of accounts payable	55,000	-
	119,673	(2,175)
Loss before income taxes	(977,913)	(514,456)

Income tax recovery (Note 8)	3,580	-

Net loss for the year	(974,333)	(514,456)

Cumulative translation adjustment	(53)	-

Comprehensive loss	$(974,386)	$(514,456)

Basic and diluted net loss per share	$(0.27)	$(0.10)

Weighted average number of shares outstanding, basic and diluted	5,006,604	3,654,760

The accompanying notes are an integral part of these consolidated financial statements.

ICOWORKS, INC. AND SUBSIDIARIES
(formerly TradeZap, Inc)
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY IN ASSETS)
(Expressed in U.S. Dollars)

	Common Stock		Additional	Cumulative
			Paid-in	Translation
	Shares	Amounts	Capital	Adjustment	Deficit	Total

Balance, June 30, 2000	3,166,500	$3,167	$202,293	$-	$(342,558)	$(137,098)

Shares issued for cash	799,000	799	398,701	-	-	399,500

Share issuance costs paid in cash	-	-	(35,202)	-	-	(35,202)

Net loss for the year	-	-	-	-	(514,456)	(514,456)

Balance, June 30, 2001	3,965,500	3,966	565,792	-	(857,014)	(287,256)

Shares issued for cash	1,521,000	1,521	1,519,479	-	-	1,521,000

Share issuance costs paid in cash	-	-	(226,275)	-	-	(226,275)

Shares issued on acquisition of Icoworks
Services Ltd. (Note 4)	600,000	600	106,902	-	-	107,502

Shares issued for consulting fees	4,200	4	4,196	-	-	4,200

Shares issued for financing fees	42,200	42	42,158	-	-	42,200

Shares issued on acquisition of DM
International Appraisals &
Consulting Ltd. (Note 4)	75,000	75	74,925	-	-	75,000

Cumulative translation adjustment	-	-	-	(53)	-	(53)

Net loss for the year	-	-	-	-	(974,333)	(974,333)

Balance, June 30, 2002	6,207,900	$6,208	$2,087,177	$(53)	$(1,831,347)	$261,985

The accompanying notes are an integral part of these consolidated financial statements.

ICOWORKS, INC. AND SUBSIDIARIES
(formerly TradeZap, Inc)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in U.S. Dollars)
FOR THE YEARS ENDED JUNE 30

	2002	2001

CASH FROM OPERATING ACTIVITIES
Net loss for the year	$(974,333)	$(514,456)
Items not involving cash:
Accrued interest on due to related parties	4,030	-
Accrued management fees due to a related party	134,000	-
Amortization of customer list	103,892	-
Amortization of deferred bonus	18,895	-
Business development expenses paid by a related party	-	67,670
Depreciation	21,628	272
Foreign exchange gain	(2,358)	-
Gain on settlement of accounts payable	(55,000)	-
Reversal of contingent liability	(63,530)	-
Shares issued for consulting services	4,200	-
Shares issued for financing fees	42,200	-
Write down of capital assets	1,215	-

Changes in non-cash working capital items:
Increase in accounts receivable	(96,169)	-
Increase in income taxes recoverable	(22,677)	-
Decrease in inventory	38,580	-
(Increase) decrease in prepaid expenses	(169)	2,560
Increase (decrease) in accounts payable and accrued liabilities	(194,333)	77,753

Net cash used in operating activities	(1,039,929)	(366,201)

CASH FROM INVESTING ACTIVITIES
Cash acquired on purchase of subsidiaries	276,687	-
Purchase of subsidiary	(115,000)	-
Purchase of equipment	(31,603)	(3,260)

Net cash provided by (used in) investing activities	130,084	(3,260)

CASH FROM FINANCING ACTIVITIES
Issuance of common shares, net of share issuance costs	1,294,725	364,298
Increase (decrease) in due to related parties	(251,625)	5,278

Net cash provided by financing activities	1,043,100	369,576

- continued -

The accompanying notes are an integral part of these consolidated financial statements.

ICOWORKS, INC. AND SUBSIDIARIES
(formerly TradeZap, Inc)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in U.S. Dollars)
FOR THE YEARS ENDED JUNE 30

	2002	2001

Continued…

Increase in cash and cash equivalents during the year	133,255	115

Cash and cash equivalents, beginning of year	1,269	1,154

Cash and cash equivalents, end of year	$134,524	$1,269

Cash paid for:
Interest	$7,808	$-
Income taxes	61,964	-

Supplemental disclosures with respect to cash flows (Note 9)

The accompanying notes are an integral part of these consolidated financial statements.

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

1.

HISTORY AND ORGANIZATION OF THE COMPANY

Icoworks, Inc., (the "Company") was incorporated on February 27, 1998, under the laws of the State of Nevada under the name of Miracle Living Centres, Inc., which was changed to TradeZap, Inc. on November 30, 2000. On April 18, 2002, the Company changed its name from TradeZap, Inc. to Icoworks, Inc.

The Company's principal business activity consists of the conduct of customized auctions for corporate assets such as wholesale and retail inventories, used industrial equipment and other related goods.

During the year ended June 30, 2002, the Company acquired the shares of Icoworks Services Ltd. and DM International Appraisals & Consulting Ltd.

2.

GOING CONCERN

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business rather than through a forced process of liquidation. However, certain conditions noted below currently exist which raise substantial doubt about the Company's ability to continue as a going concern. These consolidated financial statements do not include any adjustments to the amounts and classifications of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

The operations of the Company have primarily been funded by the issuance of common stock. Continued operations of the Company are dependent on the Company's ability to complete equity financings or generate profitable operations in the future. Management’s plan in this regard is to continue generating recurring revenues and to secure additional funds through future equity financings. Such financing may not be available or may not be available on reasonable terms.

		2002	2001

	Deficit	$(1,831,347)	$(857,014)
	Working capital (deficiency)	(239,165)	(290,244)

3.
SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies adopted by the Company are as follows:

Principles of consolidation

These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Icoworks Services Ltd. and DM International Appraisals & Consulting Ltd. All significant intercompany balances and transactions have been eliminated in consolidation.

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

3.

SIGNIFICANT ACCOUNTING POLICIES (cont'd…)

Use of estimates

The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Foreign currency translation

The Company has determined that the functional currency of certain of its wholly-owned and partially owned subsidiaries is the local currency, the Canadian dollar. Assets and liabilities denominated in foreign currency are translated into U.S. dollars at the year-end exchange rates. Revenue and expenses are translated at the rates of exchange prevailing on the dates such items are recognized in earnings. Related exchange gains and losses are included in a separate component of stockholders' equity. Exchange gains and losses resulting from foreign currency transactions are included in income for the year.

Cash and cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the date of acquisition to cash equivalents. As at June 30, 2002 and 2001, cash and cash equivalents consisted of cash held at banks.

Marketable securities

Marketable securities consist of available-for-sale securities stated at fair market values. Any unrealized holding gains or losses are reported as a separate component of shareholders' equity until realized.

Inventory

Inventory is stated at the lower of cost and net realizable value. Cost is generally determined on the first in, first out basis.

Equipment

Equipment is recorded at cost less accumulated depreciation. Depreciation is recorded on a declining balance basis over the estimated useful life of the equipment at the following annual rates:

Auction equipment	20%
Automotive equipment	30%
Computer equipment	30%
Computer software	50%
Office equipment	20%
Sign	20%
Tools and equipment	20%

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

3.

SIGNIFICANT ACCOUNTING POLICIES (cont'd…)

Intangible asset

Intangible assets are recorded at cost and amortized using the straight-line method over their estimated useful lives. The intangible asset consists of a customer list with an estimated useful life of three years (Note 4).

The carrying value of intangible assets is re-evaluated for potential permanent impairment on an ongoing basis at the reporting unit level. In order to determine whether permanent impairment exists, management considers the Company’s and its subsidiaries’ financial condition as well as expected pre-tax earnings, undiscounted cash flows or market related values. If the carrying value of intangible assets of a reporting unit exceeds the fair value of the reporting unit, the carrying value of intangible assets must be written down to fair value in the year the impairment is recognized.

Revenue recognition

Revenues consist of two main activities, auction revenues and held-for-sale revenues. Auction revenues are comprised of buyers premiums, being premiums over and above the purchase prices of items sold, and commissions paid by consignors of items for auction. Held-for-sale are comprised of revenues from items purchased and held for sale and or liquidation. Revenue is recognized once the auction or sales are completed and proceeds are collected. Other commissions are earned when the Company provides guarantees on the gross proceeds to be received from sale to the consignor.

The Company conducts these sales where it, or in joint venture with others, temporarily acquires title to the goods. Where these activities are conducted, the profits are divided between the Company and the joint ventures on a negotiated basis. If actual proceeds are less than cost or less than the guaranteed price the Company may be required to fund the shortfall (Note 15).

Revenue is also earned from fees charged for appraisals. Fee revenue from appraisals is recognized when the work is completed and collection is reasonably assured.

Website design and maintenance

Website design and maintenance costs are expensed as incurred.

Income taxes

The Company follows the liability method of accounting for income taxes. Under this method, future income taxes are recognized for the future income tax consequences attributable to differences between the financial statement carrying values and their respective income tax bases (temporary differences). Future income tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled. The effect on future income tax assets and liabilities of a change in tax rates is included in income in the period in which the change occurs. The amount of future income tax assets recognized is reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the future tax assets will not be realized.

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

3.

SIGNIFICANT ACCOUNTING POLICIES (cont'd…)

Net loss per share

Basic net loss per share is computed by dividing the loss for the period attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share takes into consideration shares of common stock outstanding (computed under basic loss per share) and potentially dilutive shares of common stock. Diluted net loss per share is not presented separately from basic net loss per share as the conversion of outstanding stock options and warrants into common shares would be anti-dilutive.

Recent accounting pronouncements

In June 2001, FASB approved the issuance of Statements of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). SFAS 142 requires that goodwill no longer be amortized to earnings, but instead be reviewed for impairment. The statement is effective for fiscal years beginning after December 15, 2001, and is required to be applied at the beginning of an entity's fiscal year and to be applied to all goodwill and other intangible assets recognized in its financial statements at that date. Impairment losses for goodwill and indefinite-lived intangible assets that arise due to the initial application of this statement (resulting from a transitional impairment test) are to be reported as resulting from a change in accounting principle. Under an exception to the date at which this statement becomes effective, goodwill and intangible assets acquired after June 30, 2001, will be subject immediately to the non-amortization and amortization provisions of this statement.

In June 2001, FASB issued Statements of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (“SFAS 143”) that records the fair value of the liability for closure and removal costs associated with the legal obligations upon retirement or removal of any tangible long-lived assets. The initial recognition of the liability will be capitalized as part of the asset cost and depreciated over its estimated useful life. SFAS 143 is required to be adopted effective January 1, 2003.

In August 2001, FASB issued Statements of Financial Accounting Standards No. 144, “Accounting for the Impairment on Disposal of Long-lived Assets” (“SFAS 144”), which supersedes Statements of Financial Accounting Standards No. 121, “Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of”. SFAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. Additionally, SFAS 144 expands the scope of discontinued operations to include all components of an entity with operations that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS 144 is effective for fiscal years beginning after December 15, 2001, and, generally, its provisions are to be applied prospectively.

In April 2002, FASB issued Statements of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections” (“SFAS 145”). SFAS 145 eliminates the requirement that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect and eliminates an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. Generally, SFAS 145 is effective for transactions occurring after May 15, 2002.

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

3.

SIGNIFICANT ACCOUNTING POLICIES (cont'd…)

Recent accounting pronouncements (cont’d…)

In June 2002, FASB issued Statements of Financial Accounting Standards No. 146, “Accounting for Costs Associated with Exit or Disposal Activities” (“SFAS 146”) that nullifies Emerging Issues Task Force No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)” (“EITF 94-3”). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, whereby EITF 94-3 had recognized the liability at the commitment date to an exit plan. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002 with earlier application encouraged.

In October 2002, FASB issued Statements of Financial Accounting Standards No. 147, “Accounting of Certain Financial Institutions – an amendment of FASB Statements No. 72 and 44 and FASB Interpretation No. 9” (“SFAS 147”). SFAS 147 requires the application of the purchase method of accounting to all acquisitions of financial institutions, except transactions between two or more mutual enterprises. SFAS 147 is effective for acquisitions for which the date of acquisition is on or after October 1, 2002.

In December 2002, FASB issued Statements of Financial Accounting Standards No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure – an amendment of FASB Statement No. 123” (“SFAS 148”). SFAS 148 amends FASB Statement No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of FASB Statement No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS 148 is effective for fiscal years ending after December 31, 2002.

In April 2003, FASB issued Statements of Financial Accounting Standards No. 149 “Amendment of Statement 133 on Derivative Instruments and Hedging Activities” (“SFAS 149”). SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities”. SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003.

In May 2003, FASB issued Statements of Financial Accounting Standards No. 150 “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“SFAS 150”). SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003.

The adoption of these new pronouncements is not expected to have a material effect on the Company's consolidated financial position or results of operations.

4.

ACQUISITIONS

Acquisition of Icoworks Services Ltd. (formerly Wigley Auction Ltd.)

On December 1, 2001, the Company acquired all of the issued and outstanding common stock of Icoworks Services Ltd. (“Icoworks”) for consideration of $679,584, consisting of a cash payment of $572,082 and the issuance of 600,000 shares of common stock. As at June 30, 2002, $89,195 of the $572,082 remained unpaid while $367,887 was paid on behalf of the Company by related parties and $115,000 was paid directly by the Company.

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

4.

ACQUISITIONS (cont'd…)

Acquisition of Icoworks Services Ltd. (formerly Wigley Auction Ltd.) (cont’d…)

The acquisition of Icoworks has been accounted for using the purchase method and accordingly, these consolidated financial statements include the results of operations and cash flows of Icoworks from the date of acquisition.

The total purchase price of $679,584 was allocated as follows:

Cash	$270,958
Marketable securities	9,373
Accounts receivable	7,723
Inventory	48,275
Prepaid expenses	5,292
Due from related parties	177,677
Plant and equipment	55,342
Trust assets	1,270
Accounts payable and accrued liabilities	(429,358)
Trust liabilities	(1,270)
Customer list	534,302

$679,584

The customer list is being amortized using the straight-line method over its estimated useful life of three years. As at June 30, 2002, the customer list has been amortized by $103,892 leaving a net book value of $430,410.

Acquisition of DM International Appraisals & Consulting Ltd.

On April 1, 2002, the Company acquired all of the issued and outstanding common stock of DM International Appraisals & Consulting Ltd. (“DM”) for consideration of $75,000, consisting of the issuance of 75,000 shares of common stock.

The acquisition of DM has been accounted for using the purchase method and accordingly, these consolidated financial statements include the results of operations and cash flows of DM from the date of acquisition.

The total purchase price of $75,000 was allocated as follows:

Cash	$5,729
Accounts receivable	1,806
Income taxes recoverable	111
Plant and equipment	3,650
Accounts payable and accrued liabilities	(7,481)
Due to related parties	(4,396)
Deferred bonus	75,581

$75,000

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

4.

ACQUISITIONS (cont'd…)

Acquisition of DM International Appraisals & Consulting Ltd. (cont’d…)

The deferred bonus relates solely to the value of the employment contract the Company entered into with the former shareholder and key executive of DM that was part of the terms of the acquisition. The deferred bonus is being amortized commencing April 1, 2002 over a period of one year, being the term of the employment contract with the former shareholder of DM.

5.	EQUIPMENT

	2002			2001

		Accumulated	Net Book		Accumulated	Net Book
	Cost	Depreciation	Value	Cost	Depreciation	Value

Auction equipment	$9,126	$8,297	$829	$-	$-	$-

Automotive equipment	80,638	33,292	47,346	-	-	-

Computer equipment	41,344	35,260	6,084	3,260	272	2,988

Computer software	4,602	1,151	3,451	-	-	-

Office equipment	12,985	10,105	2,880	-	-	-

Sign	7,605	750	6,855	-	-	-

Tools and equipment	17,719	14,424	3,295	-	-	-

	$174,019	$103,279	$70,740	$3,260	$272	$2,988

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

6.	DUE TO RELATED PARTIES Due to related parties consists of:

	2002	2001

Advances due to directors, unsecured, non-interest bearing, no fixed terms
of repayment.	$2,719	$17,185

Management fees due to a company related by common ownership and a
common director.	163,086	29,086

Advances due to a company controlled by common management,
unsecured, non-interest bearing, no fixed terms of repayment	7,246	-

Payment due to the former shareholders of Icoworks, unsecured, non-
interest bearing, no fixed terms of repayment.	89,195	-

Advances due to a company related by common ownership and a common director, unsecured, bearing interest at prime plus 1%, due on demand.
These advances require the Company to pay a cash bonus and a stock bonus, each equivalent to 10% of the outstanding advances when
demand for repayment is requested.	19,982	67,670

	$282,228	$113,941

The Company entered into the following transactions with related parties during the year ended June 30, 2002:

a)	Paid or accrued consulting expenses of $42,923 (2001 - $Nil) to companies related by common ownership and directors.

b)	Paid or accrued financing fees of $92,741 (2001 - $Nil) to a company related by common ownership and a common director.

c)	Paid or accrued management fees of $150,000 (2001 - $96,000) to a company related by common ownership and a common director.

d)	Paid or accrued rent of $88,081 (2001 - $Nil) to a company controlled by employees who were previously directors of Icoworks.

e)	Received revenue of $33,480 (2001 - $Nil) from a company controlled by employees who were previously directors of Icoworks.

Included in accounts payable as at June 30, 2002 is $6,973 (2001 - $Nil) relating to financing fees to a company related by common ownership and a common director.

These transactions were in the normal course of operations and were measured at the exchange value, which represented the amount of consideration established and agreed to by the related parties.

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

7.

COMMON STOCK

During the year ended June 30, 2001, the Company sold and issued 799,000 shares of common stock for gross proceeds of $399,500 and incurred share issuance costs of $35,202 that were paid in cash.

During the year ended June 30, 2002, the Company sold and issued 1,521,000 units for gross proceeds of $1,521,000 and incurred share issuance costs of $226,475 that were paid in cash. Each unit consisted of one share of common stock and one non-transferable share purchase warrant. Each share purchase warrant entitles the holder to purchase one additional common share on the earlier of thirty-six months from the date of issuance or January 8, 2005 at an exercise price of $1.50 per share.

On December 1, 2001, the Company issued 600,000 shares of common stock valued at $107,502 as part of the consideration paid to acquire Icoworks (Note 4).

On January 1, 2002, the Company issued 4,200 shares of common stock at a value of $1.00 per share for consulting services. The Company also issued 42,200 shares of common stock at a value of $1.00 per share to a company related by common ownership and a common director as a financing fee for advances received.

On April 1, 2002, the Company issued 75,000 shares of common stock at a value of $1.00 per share to acquire DM.

Warrants

At June 30, 2002, warrants were outstanding enabling holders to acquire the following shares of common stock:

Number	Exercise
of Shares	Price	Expiry Date

21,000	$1.50	December 27, 2004
1,500,000	$1.50	January 8, 2005

There were no other warrants granted, exercised or forfeited during the years ended June 30, 2002 and 2001.

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

8.	INCOME TAXES A reconciliation of income taxes at statutory rates with reported taxes is as follows:

	2002	2001

Loss before income taxes	$(977,913)	$(514,456)

Expected income tax recovery	$387,254	$203,725
Non-deductible expenses and other items	(7,401)	-
Unrecognized benefit of operating losses	(376,273)	(203,725)

Actual income tax recovery	$3,580	$-

Significant components of the Company's future income tax assets are as follows:

	2002	2001

Future income tax assets
Equipment	$7,422	$(150)
Operating losses available for future periods	725,213	339,378

	732,635	339,228

Valuation allowance	(732,635)	(339,228)

	$-	$-

The Company has recorded the future income tax benefits of approximately $1,831,000 of operating losses which may be applied to reduce taxable income in future years net of a valuation allowance of $732,635. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependant upon the generation of future taxable income during the periods in which those temporary difference become deductible. If not utilized, these operating loss carryforwards will expire completely in 2009.

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

9.

SUPPLEMENTAL DISCLOSURES WITH RESPECT TO CASH FLOWS

The significant non-cash transactions during the year ended June 30, 2002 consisted of the Company issuing 600,000 shares of common stock as part of the consideration paid to acquire all of the issued and outstanding shares of Icoworks and 75,000 shares of common stock as consideration paid to acquire all of the issued and outstanding shares of DM (Note 4).

The significant non-cash transaction during the year ended June 30, 2001 consisted of advances received from a company related by common ownership and a common director of $67,670 as consideration for business development expenses paid by a related party.

10.

CONTINGENT LIABILITY

Icoworks was named as a defendant in a statement of claim relating to the purchase of certain equipment Icoworks considered to be in poor condition. Consequently, Icoworks accrued a liability of $63,530 relating to this claim in a prior year’s financial statements. During the current year, the claim was settled in favour of Icoworks, however, the plaintiff appealed the ruling. Management believes the appeal has no merit and, as a result, the $63,530 contingent liability previously recorded has been reversed in the current year.

11.	COMMITMENTS The Company has the following commitments not disclosed elsewhere in these consolidated financial statements as at June 30, 2002:

	a)	Pay management fees of $17,000 per month plus all reasonable out-of-pocket disbursements to a company related by common ownership and a common director.

b)
Pay consulting fees relating to assistance with investor relation services to a company related by common ownership. The agreement required a payment of $25,000 upon signing (paid) and a payment of $125,000 upon completion of all services. As at June 30, 2002, $100,000 of the $125,000 of services remained to be performed. No payment in advance of the services being rendered has been made nor liability any accrued.

	c)	Issue 150,850 shares of common stock to various brokers as compensation for arranging private placements during the year ended June 30, 2002.

	d)	Pay $111,536 (CDN$175,000) annually, plus bonuses, under employment contracts to former shareholders of Icoworks. The employment contracts expire on December 31, 2004.

	e)	Pay $108,000 annually under an employment contract to the former shareholder of DM. The employment contract expires on April 1, 2003.

	f)	Pay minimum lease payments for premises of $127,000 per annum, plus common area costs, under an operating lease expiring November 30, 2003.

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

12.

FINANCIAL INSTRUMENTS

The Company's financial instruments consist of cash, marketable securities, accounts receivable, accounts payable and accrued liabilities and due to related parties. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values unless otherwise noted.

13.	SEGMENTED INFORMATION The Company conducts operations in one reportable segment, being the conduct of customized auctions, in Canada.

14.	SUBSEQUENT EVENTS The following events occurred subsequent to June 30, 2002:

a)
The Company issued 88,600 units for proceeds of $88,600. Each unit consists of one share of common stock and one non-transferable share purchase warrant. Each share purchase warrant entitles the holder to purchase one additional common share on the earlier of thirty six months from the date of issuance or January 8, 2005 at an exercise price of $1.50 per share.

	b)	The Company issued 60,960 of the 150,850 shares of common stock to be issued to various brokers as compensation for arranging private placements during the year ended June 30, 2002.

c)
The Company granted 200,000 stock purchase options to qualified employees. The stock options granted have a life of five years, an exercise price $0.75 ($0.375 based on a 2:1 transfer from the subsidiary to the parent if the proposed merger discussed below is completed) and vest equally on each anniversary date over a three year period.

d)
On November 20, 2002, the Company entered into an agreement to merge with Paragon Polaris Strategies.Com Inc. (“Paragon”). On February 20, 2003, Paragon acquired a 56% interest in the Company through the private acquisition of 3,593,199 shares of the Company from several non-U.S. stockholders and, accordingly, Paragon is considered to be the legal acquirer. As consideration, Paragon issued 7,186,398 common shares to the former non-U.S. stockholders of the Company and control of the combined companies passed to the former non-U.S. stockholders of the Company and therefore, the Company is considered the accounting acquirer. Consequently, the consolidated statements of operations, stockholders' equity (deficiency) and cash flows of the merged entity will include the Company’s results of operations, deficit and cash flows from February 27, 1998 (date of inception) and Paragon’s results of operations and cash flows from February 20, 2003. The issued number of shares of common stock will be that of Paragon. The acquisition is accounted for as a business combination. Paragon plans to complete the merger with the Company as contemplated by the merger agreement.

ICOWORKS, INC. AND SUBSIDIARIES (formerly TradeZap, Inc) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in U.S. Dollars) JUNE 30, 2002

14.	SUBSEQUENT EVENTS (cont’d…)

Under the terms of the merger agreement, Paragon agreed to issue shares of its common stock to the shareholders of the Company on a two-for-one basis as the board of directors of Paragon also approved a two-for-one split of Paragon’s common stock concurrent with the entering into of the merger agreement, increasing Paragon’s authorized share capital from 25,000,000 to 50,000,000 shares of common stock. Paragon anticipates issuing an aggregate of 12,886,398 shares in order to complete the acquisition of all of the outstanding shares of the Company, inclusive of the 7,186,398 shares already issued by Paragon. In addition, Paragon will issue options and warrants to the current warrant holders of the Company on a one-for-one pre-split basis. The completion of the merger will be subject to approval by the stockholders of both Paragon and the Company. Paragon currently intends to proceed with the filing of a registration statement with the Securities and Exchange Commission in connection with obtaining stockholder approval of the merger.

At the date of acquisition, the fair market value of the net assets of Paragon was as follows:

	Cash and cash equivalents	$49
	Accounts receivable	2,592
	Accounts payable and accrued liabilities	(17,066)
	Due to related parties	(82,892)
	Net liabilities assumed	$(97,317)

e)
The Company has entered into an arrangement in which it has guaranteed profits to investors who provide funds to the Company that are to be used to guarantee minimum return to clients who wish to sell assets or to acquire assets outright to be held for resale. These investors will share in the profits from these transactions on the basis of 65% of the profits to the Company and 35% to the investors. The Company has, in turn, guaranteed to those investors a minimum return of 15% per annum on the funds advanced. Further, each investor was issued warrants to purchase shares of common stock of Paragon up to the value of their investment. Management is confident that the arrangement will yield the investor group sufficient return so that the guarantee will not result in any additional expense to the Company.